J.P. MORGAN EXCHANGE-TRADED FUND TRUST

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return Global Equity ETF

JPMorgan Diversified Return International Equity ETF

JPMorgan Diversified Return U.S. Equity ETF

Supplement dated March 4, 2016 to the Prospectus and Statement of Additional Information dated March 1, 2016

Effective April 1, 2016, JPMorgan Funds Management, Inc., the Funds’ administrator, will be merged with and into J.P. Morgan Investment Management Inc. As a result of this action, all references to JPMorgan Funds Management, Inc. will be replaced with J.P. Morgan Investment Management Inc.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-ETF-316